UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                                 August 17, 2005
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                 Date of Report (Date of earliest even reported)


                        Genco Shipping & Trading Limited
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             (Exact name of registrant as specified in its charter)



Republic of the Marshall Islands         333-124718               98-0439758
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(State of other jurisdiction          (Commission              (IRS Employer
of incorporation)                      File Number)          Identification No.)


                  35 West 56th Street, New York, New York 10019
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                    (Address of principal executive offices)


                                 (646) 443-8550
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               (Registrant's telephone number, including area code)

Item 8.01 Other Events

     (i) Pursuant to a board resolution dated July 12, 2005, Genco Shipping & Trading Limited (the "Company") adopted a Code of Ethics. A copy of the Company's Code of Ethics is annexed hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.


                        Genco Shipping & Trading Limited
                        --------------------------------
                                  (Registrant)



Date: August 17, 2005                    By: /s/ John C. Wobensmith
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                                                 John C. Wobensmith
                                                 Chief Financial Officer


23255.0003 #594025